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                                                                   EXHIBIT 10.43

                                                                  EXECUTION COPY


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

         This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 26th day of January, 2004, by NAVARRE CORPORATION, a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has informed Agent and the Lenders that Borrower desires to make a loan to Mix & Burn, Inc., a Minnesota corporation in an aggregate principal amount not to exceed $500,000 (the "Mix & Burn Loan"); and

         WHEREAS, the Borrower desires that Agent and the Lenders amend certain provision of the Credit Agreement to permit the Mix & Burn Loan and certain other transactions in connection therewith as herein set forth.

         NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, and Lenders hereby agree as follows:

SECTION 1. AMENDMENT. Section 6.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "6.2. Investments; Loans and Advances. No Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) Borrower, Encore Acquisition and BCI Eclipse may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower, Encore Acquisition or BCI Eclipse, as applicable pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower, Encore Acquisition and BCI Eclipse does not exceed $500,000 (in the aggregate for Borrower, Encore Acquisition and BCI Eclipse combined); (b) each Credit Party may maintain its existing investments in its Subsidiaries as of June 24, 2003; (c) Borrower may maintain Eligible Certificate of Deposits; (d) so long as no Default or Event of Default has occurred and is continuing and there is no outstanding Revolving Loan balance, Borrower may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in

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         favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one year from the date of creation thereof issued by (A) the Business Bank, a Minnesota corporation, or (B) commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than 30 days from the date of creation thereof with A Rated Banks and (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above; (e) Borrower, Encore Acquisition and BCI Eclipse may provide advances to Vendors described in Part A of Disclosure Schedule 6.2; (f) Borrower, Encore Acquisition and BCI Eclipse may provide advances to Vendors so long as (i) at the time of each such advance the Borrowing Availability immediately after giving effect to such advance is at least $20,000,000, (ii) the aggregate outstanding amount of advances to Vendors permitted solely pursuant to Section 6.2(e) and this Section 6.2(f) does not exceed $15,000,000 at any time and (iii) with respect to each advance to a Vendor to be made by Encore Acquisition or BCI Eclipse, immediately after giving effect thereto the Borrower would be permitted to make at least $500,000 of additional advances to Encore Acquisition or BCI Eclipse, as applicable pursuant to Section 6.2(j) hereof (provided, however, that the amount set forth in this Section 6.2(f) shall be reduced from time to time by the amount of advances to Vendors otherwise permitted by Section 6.2(e) and/or Section 6.2(f) which have been written off as uncollectible in accordance with Borrower's policies and as determined in accordance with GAAP to the extent that the amount of such write off has not caused a reduction in the EBITDA of Borrower in the fiscal period such write off is taken;
         (g) Borrower may provide advances to Vendors described in Part B of Disclosure Schedule 6.2; (h) Borrower may provide advances by a Credit Party to its employees expressly permitted by Section 6.4(b) hereto (i) on or about July 31, 2002, Borrower may make an investment through a loan in Encore Acquisition in an aggregate principal amount not to exceed $6,000,000; (j) Borrower may make loans to Encore Acquisition in an aggregate outstanding principal amount not to exceed, at any time, $6,000,000; (k) investments made by Borrower in Encore Acquisition pursuant to Section 5 of the Amendment No. 1 to Encore Purchase Agreement in an aggregate principal amount not to exceed $1,150,000;
         (l) on November 5, 2003 the Borrower may make a loan to BCI Eclipse in an aggregate principal amount not to exceed $7,250,000; (m) the Borrower may make loans to BCI Eclipse in an aggregate outstanding principal amount not to exceed, at any time, $5,000,000; (n) the Borrower may (i) make a loan (the "Mix & Burn Loan") to Mix & Burn, Inc., a Minnesota corporation ("Mix & Burn") in an aggregate principal amount not to exceed $500,000 pursuant to that certain Discretionary Revolving Loan Agreement dated as of January 26, 2004 between the Borrower and Mix & Burn and that certain Promissory Note dated as of January 26, 2004 by Mix & Burn in favor of Borrower (the "Mix & Burn Promissory Note"), as long as (a) the Mix & Burn Loan is fully secured by fully perfected first priority Liens in and to all or substantially all of the assets of Mix &



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         Burn pursuant to that certain Security Agreement dated as of January
         26, 2004 between the Borrower and Mix & Burn (the "Mix & Burn Security Agreement"), and (b) Borrower has granted to Agent, for itself and the benefit of Lenders, frilly perfected first priority Liens, pursuant to documentation in form and substance satisfactory to Agent, in and to the Mix & Burn Promissory Note, the Liens granted to Borrower under the Mix & Burn Security Agreement, all of the Stock owned by Borrower from time to time in Mix & Burn whether (1) as a result of the conversion of the Mix & Burn Promissory Note into equity, (2) consisting of warrants issued by Mix & Burn in favor of the Borrower in connection with the Mix & Burn Loan or (3) otherwise, (ii) own Stock in Mix & Burn issued to Borrower for no additional consideration in connection with the Mix & Burn Loan, and (iii) convert the obligations relating to the Mix & Burn Loan into Stock of Mix & Burn and own such Stock; and (o) other investments not exceeding $100,000 in the aggregate at any time outstanding."

SECTION 2. EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

          (a) this Amendment shall have been duly executed and delivered by Borrower, Agent and each Lender and the Consent attached hereto shall have been duly executed and delivered by the Credit Parties signatories thereto;

          (b) the Agent shall have received a certified copy of each of (i) that certain Discretionary Revolving Loan Agreement dated as of January 26, 2004 between the Borrower and Mix & Burn; (ii) that certain Promissory Note dated as of January 26, 2004 by Mix & Burn in favor of Borrower; (iii) that certain Security Agreement dated as of January 26, 2004 between the Borrower and Mix & Burn; (iv) that certain Warrant dated as of January 26, 2004 issued by Mix & Burn in favor of Borrower (the "Mix & Burn Warrant") and (v) all related agreements, documents, UCC Financing Statements and other instruments executed and/or delivered in connection therewith (collectively, the "Mix & Burn Agreements") and the Mix & Burn Agreements shall be in form and substance satisfactory to Agent;

          (c) The Agent shall have received a Pledge Amendment, in form and substance satisfactory to Agent, executed by Borrower in favor of Agent, pledging the Mix & Burn Promissory Note and the Mix & Burn Warrant, together with (i) an original copy of the Mix & Burn Promissory Note endorsed to Agent, and (ii) an original copy of the Mix & Burn Warrant and related undated, blank executed warrant power; and

         (d) The representations and warranties contained herein shall be true and correct in all respects.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and each Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this



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Amendment (determined as if all references to "Closing Date" were references to
January 26, 2004), except to the extent that any such representations and warranties expressly relate to an earlier date;

         (b) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

         (c) Neither the execution, delivery and performance of this Amendment by Borrower, the performance by Borrower of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

         (d) No Default or Event of Default has occurred and is continuing.

SECTION 4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

         (b) The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.



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SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


                            (signature page follows)



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.


                                            BORROWER:

                                            NAVARRE CORPORATION


                                            By: /s/ James G. Gilbert
                                                --------------------------------
                                            Name: James G. Gilbert
                                                  ------------------------------
                                            Title: CFO
                                                   -----------------------------


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent and Lender


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



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            [Signature Page to Seventh Amendment To Credit Agreement]

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.

                                            BORROWER:


                                            NAVARRE CORPORATION


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent and Lender


                                            By: /s/ Leanne C. Manning
                                                --------------------------------
                                            Name: Leanne C. Manning
                                                  ------------------------------
                                            Title: Duly Authorized Signatory
                                                   -----------------------------


                                       S-1
            [Signature Page to Seventh Amendment To Credit Agreement]

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                                     CONSENT


         The undersigned hereby (i) acknowledges receipt of and consents to the Seventh Amendment To Credit Agreement dated as of January 26, 2004 (the "Amendment"), (ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and
(iii) acknowledges and agrees that after giving effect to the Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.


                                            ENCORE SOFTWARE, INC.


                                            By: /s/ MICHAEL A. BELL
                                                --------------------------------
                                            Name: MICHAEL A. BELL
                                                  ------------------------------
                                            Title: CEO
                                                   -----------------------------
                                                   Encore, Inc.
                                                   A Navarre Corporation Company


                                            BCI ECLIPSE COMPANY, LLC


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                       S-2
            [Signature Page to Seventh Amendment To Credit Agreement]

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                                     CONSENT


         The undersigned hereby (i) acknowledges receipt of and consents to the Seventh Amendment To Credit Agreement dated as of January 26, 2004 (the "Amendment"), (ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and
(iii) acknowledges and agrees that after giving effect to the Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.


                                            ENCORE SOFTWARE, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                            BCI ECLIPSE COMPANY, LLC


                                            By: /s/ James G. Gilbert
                                                --------------------------------
                                            Name: James G. Gilbert
                                                  ------------------------------
                                            Title: CFO
                                                   -----------------------------



                                       S-2
            [Signature Page to Seventh Amendment To Credit Agreement]